SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 26, 1997
                                                --------------------------------

                    Sunrise Technologies International, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-17816                   77-0148208
--------------------------------------------------------------------------------
(State of or other                (Commission                (IRS Employer
 jurisdiction of                   File Number)              Identification
  incorporation)                                                 Number)


47265 Fremont Boulevard, Fremont, California                      94538
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code       (510) 623-9001
                                                  ------------------------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

     The Registrant hereby amends Item 7 of its current report on Form 8-K filed July 10, 1997 in its entirety to read as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not applicable

     (b) Pro Forma Financial Information.

         The accompanying unaudited pro forma condensed financial information gives effect to the sale of the dental operations as if the transaction had occurred on January 1, 1996 for purposes of the unaudited statements of operations, and as of March 31, 1997 for purposes of the unaudited balance sheet. No profit from the sale has been reflected in the unaudited pro forma condensed statements of operations due to the nonrecurring nature of this transaction.

         Actual gain on the sale of the dental operations will be reported in Sunrise Technologies International, Inc.'s unaudited condensed financial statements included in Form 10-Q for the period ended June 30, 1997 to be filed no later than August 14, 1997.

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed financial statements represent the transaction in which Sunrise Technologies International, Inc. (the "Company") sold the assets associated with its dental laser, air abrasive and composite curing systems (the "Dental Assets"), substantially under the terms of the Asset Purchase Agreement dated March 25, 1997, to Lares Research ("Lares"), an unaffiliated, privately held California corporation located in Chico, California. The sale was consummated on June 26, 1997.

         Under the terms of the Asset Purchase Agreement, the Company transferred to Lares all of the Dental Assets except for cash and accounts receivable. All liabilities of the dental operations were retained by the Company except for certain obligations relating to royalties and a supply contract. At closing, Lares paid the Company $4,000,000 in cash and delivered a promissory note in the principal amount of $1,500,000 (the "Lares Note"), which bears interest at 8%. Under the Lares Note $1,000,000 is payable on the third anniversary of the closing, and $500,000 is payable on the fourth anniversary of the closing. The Lares Note is subordinate in right of payment to Lares' obligations to its bank (the "Bank"). Lares has agreed that so long as the Lares
Note is outstanding its aggregate obligations to the Bank will not exceed $4,750,000. Although the Company anticipates collecting interest and principal on the Lares Note, due to subordination of the Lares Note to Lares' Bank, collection is not reasonably assured and the Company intends to recognize proceeds from the sale and interest on the Lares Note as cash is received. On collection of the Lares Note principal the Company will pay to American Dental Technologies ("ADT") an additional transfer fee of ten percent of cash collected on the $1,000,000 first installment of the Lares Note. This liability has not been recognized in the attached unaudited pro forma condensed financial statements given that collection of the first installment of the Lares Note is not reasonably assured.

         The Company's revenues were substantially derived fro the sale of its dental laser and air abrasive products. These sales represented 98% and 85% of the Company's revenues in 1996 and the first three months of 1997, respectively. Four million dollars of the purchase price, paid in cash, is being used by the Company to fund its ophthalmic activities; however, by selling the Dental Assets, the Company loses a significant source of continued revenue.

         The unaudited condensed financial information ("Sunrise Net of Dental Assets to be Sold") gives effect to the sale of the dental operations as if the transaction had occurred on January 1, 1996 for purposes of the unaudited statements of operations, and as of March 31, 1997, for purposes of the unaudited balance sheet.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the sale had been consummated as presented in the accompanying unaudited pro forma condensed financial information nor is it necessarily indicative of future operating results or financial position.

         The unaudited pro forma condensed financial  information should be read
in  conjunction  with  the  accompanying  note  and  the  historical   financial
statements, including the notes thereto, of the Company.

                                              SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                                             UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                                                           March 31, 1997

                                                           (In Thousands)

                                                                                Sunrise                                    Sunrise
                                                                              Technologies            Sunrise          Net of Dental
                                                                              International,       Dental Assets            Assets
                                                                                   Inc.              to be Sold           to be Sold
                                                                                 --------            ----------           ----------
                                                                                   (a)                  (b)                   (c)
                   ASSETS

Current assets:
    Cash and cash equivalents .......................................            $  1,618             $  4,000             $  5,618
    Accounts receivable .............................................                 815                 --                    815
    Inventories .....................................................               2,225               (1,760)                 465
    Prepaid expenses ................................................                 214                 --                    214
                                                                                 --------             --------             --------
Total current assets ................................................               4,872                2,240                7,112
Net property, plant and equipment ...................................                 191                 (146)                  45
                                                                                 --------             --------             --------
Total assets ........................................................            $  5,063             $  2,094             $  7,157
                                                                                 ========             ========             ========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable ................................................            $    700             $   --               $    700
    Accrued payroll and related expenses ............................                 252                 --                    252
    Accrued warranty ................................................                 199                 --                    199
    Other accrued expenses ..........................................                 456                  425                  881
                                                                                 --------             --------             --------
Total current liabilities ...........................................               1,607                  425                2,032

Redeemable, convertible notes .......................................               3,530                 --                  3,530

Stockholders' Equity:
    Common stock ....................................................                  28                 --                     28
    Additional paid-in capital ......................................              32,730                 --                 32,730
    Accumulated deficit .............................................             (32,832)               1,669              (31,163)
                                                                                 --------             --------             --------
Total stockholder' equity (deficit) .................................                 (74)               1,669                1,595

                                                                                 --------             --------             --------
Total liabilities and stockholders' equity ..........................            $  5,063             $  2,094             $  7,157
                                                                                 ========             ========             ========


(a)  Represents historical Sunrise financial statements, including Dental Assets to be sold.

(b)  Represents  historical  Sunrise  Dental  Assets to be sold and initial cash  consideration  received  therefrom.  Other accrued expenses  consist of an ADT Transfer Fee of $275,000  and  estimated  transaction  costs of  $150,000.  Additional  gain may be recognized up to $1,400,000 as payment is received on the Lares Note.

(c)  Represents historical Sunrise, net of Dental Assets to be sold and initial cash consideration received therefrom.

                                              SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                                        UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1996

                                                (In Thousands, Except Per Share Data)
                                                                                Sunrise                Less
                                                                              Technologies            Sunrise             Sunrise
                                                                              International,           Dental            Ophthalmic
                                                                                   Inc.               Business            Business
                                                                                 --------             --------             --------
                                                                                   (a)                  (b)                   (c)
Net revenues ........................................................            $  5,654             $  5,514             $    140
Cost of revenues ....................................................               4,016                3,900                  116
                                                                                 --------             --------             --------
Gross profit ........................................................               1,638                1,614                   24

Other costs and expenses:
    Engineering and development .....................................               1,326                  470                  856
    Sales, marketing and regulatory .................................               3,632                2,765                  867
    General and administrative ......................................               2,700                 --                  2,700
                                                                                 --------             --------             --------
Total other costs and expenses ......................................               7,658                3,235                4,423
                                                                                 --------             --------             --------

Net loss from operations ............................................              (6,020)              (1,621)              (4,399)
Net interest income .................................................                  52                   31                   21
                                                                                 --------             --------             --------
Net income loss .....................................................            $ (5,968)            $ (1,590)            $ (4,378)
                                                                                 ========             ========             ========

Net loss per share ..................................................            $  (0.23)                                 $  (0.17)
                                                                                 ========                                  ========

Shares used in calculation of net loss per share ....................              26,414                                    26,414
                                                                                 ========                                 ========

(a)  Represents historical Sunrise financial statements, including dental business to be sold.
(b)  Represents historical Sunrise dental business to be sold, exclusive of any gain realized on the sale.
(c)  Represents historical Sunrise, net of dental business to be sold, exclusive of any gain realized on the sale.

                                              SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                                        UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                                                  Three Months Ended March 31, 1997
                                                (In Thousands, Except Per Share Data)
                                                                                Sunrise                Less
                                                                              Technologies            Sunrise              Sunrise
                                                                              International,           Dental             Ophthalmic
                                                                                   Inc.               Business             Business
                                                                                 --------             --------             --------
                                                                                   (a)                  (b)                   (c)
Net revenues ........................................................            $  1,009             $    864             $    145
Cost of revenues ....................................................                 958                  920                   38
                                                                                 --------             --------             --------
Gross profit ........................................................                  51                  (56)                 107

Other costs an expenses:
    Engineering .....................................................                 273                  139                  134
    Sales, marketing and regulatory .................................                 659                  416                  243
    General and administrative ......................................                 706                 --                    706
                                                                                 --------             --------             --------
Total other costs and expenses ......................................               1,638                  555                1,083
                                                                                 --------             --------             --------

Net loss from operations ............................................              (1,587)                (611)                (976)
Interest income .....................................................                  11                    3                    8
Interest expense ....................................................                (812)                --                   (812)
                                                                                 --------             --------             --------
Net loss ............................................................            $ (2,388)            $   (608)            $ (1,780)
                                                                                 ========             ========             ========

Net loss per share ..................................................            $  (0.09)                                 $  (0.06)
                                                                                 ========                                  ========

Shares used in calculation of net loss per share ....................              27,871                                    27,871
                                                                                 ========                                  ========

(a)  Represents historical Sunrise financial statements, including dental business to be sold.
(b)  Represents historical Sunrise dental business to be sold, exclusive of any gain realized on the sale.
(c)  Represents historical Sunrise, net of dental business to be sold, exclusive of any gain realized on the sale.

           NOTE TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

       Year Ended December 31, 1996 and Three Months Ended March 31, 1997


     The pro forma condensed financial statements give effect to the following pro forma adjustments:

     On June 26, 1997, Sunrise Technologies International, Inc. (the "Company") sold the assets associated with its dental laser, air abrasive and composite curing systems (the "Dental Assets"), substantially under the terms of the Asset Purchase Agreement dated March 25, 1997, to Lares Research ("Lares"), an unaffiliated, privately held California corporation located in Chico, California. The sale was consummated on June 26, 1997.

     Under the terms of the Asset Purchase Agreement, the Company transferred to Lares all of the Dental Assets except for cash and accounts receivable. All liabilities of the dental operations were retained by the Company except for certain obligations relating to royalties and a supply contract. At closing, Lares paid the Company $4,000,000 in cash and delivered a promissory note in the principal amount of $1,500,000 (the "Lares Note"), which bears interest at 8%. Under the Lares Note $1,000,000 is payable on the third anniversary of the closing, and $500,000 is payable on the fourth anniversary of the closing. The Lares Note is subordinate in right of payment to Lares' obligations to its bank (the "Bank"). Lares has agreed that so long as the Lares Note is outstanding its aggregate obligations to the Bank will not exceed $4,750,000. Although the Company anticipates collecting interest and principal on the Lares Note, due to subordination of the Lares Note to Lares' Bank, collection is not reasonably assured and the Company intends to recognize proceeds from the sale and interest on the Lares Note as cash is received.

     After completing the sale of the Dental Assets the Company paid to ADT a transfer fee of $275,000. In addition, on collection of the Lares Note principal the Company will pay to ADT an additional transfer fee of ten percent of cash collected on the $1,000,000 first installment of the Lares Note. This liability has not been recognized in the attached unaudited pro forma condensed financial statements given that collection of the first installment of the Lares Note is not reasonably assured.

     The Company's revenues were substantially derived from the sale of its dental laser and air abrasive products. These sales represented 98% and 85% of the Company's revenues in 1996 and the first three months of 1997, respectively. Four million dollars of the purchase price, paid in cash, is being used by the Company to fund its ophthalmic activities; however, by selling the Dental Assets, the Company loses a significant source of continued revenue.

     The unaudited pro forma condensed balance sheet column "Sunrise Net of Dental Assets to be Sold" reflects the initial cash proceeds of the sale. No profit from the sale has been reflected in the unaudited pro forma condensed statements of operations due to the nonrecurring nature of this transaction.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                                        (Registrant)



DATE:  August 13, 1997                  By:     /s/ Timothy A. Marcotte
                                                -----------------------

                                        Name:     Timothy A. Marcotte
                                        Title:    Vice President, Finance and
                                                  Chief Financial Officer